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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 26, 2009

                        VASO ACTIVE PHARMACEUTICALS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                001-31924                   02-0670926
-----------------------------   ---------------         --------------------
(State or Other Jurisdiction   (Commission File           (I.R.S. Employer
     of Incorporation)              Number)              Identification No.)



                 99 Rosewood Drive, Suite 260, Danvers, MA 01923
               ----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (978) 750-1991

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 8.01.        OTHER EVENTS.


         In connection with Vaso Active Pharmaceuticals, Inc.'s (the "Company") ongoing lawsuit filed in 2006 in the Massachusetts Superior Court against the law firm of Robinson & Cole LLP, on January 23, 2009, the court granted the law firm's motion for partial summary judgment to preclude the Company from recovering damages measured by the drop in the share price of the Company's common stock after April 1, 2004. This ruling, if ultimately upheld upon any reconsideration or appeal, could significantly reduce the total damages recoverable by the Company if it were to be successful in the litigation. The court order did not preclude other measures of damages, including, but not limited to, the costs to defend and settle the shareholder suits.


         The decision does not end the litigation and the Company intends to continue vigorous prosecution of the case, although no assurances can be given that the Company will ultimately recover any damages from Robinson & Cole LLP.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          VASO ACTIVE PHARMACEUTICALS, INC.

                                 By:      /s/ Joseph Frattaroli
                                          -------------------------------
                                          Name:    Joseph Frattaroli
                                          Title:   Acting Chief Executive
                                                   Officer and President


Dated: January 30, 2009